<on Farm Bureau Financial Services letterhead>




February 23, 2006



Dear Farm Bureau Customer:

As a valued Farm Bureau variable product owner, we are pleased to provide  you  with the annual reports for the investment  options
you   have  selected  under  your  Farm  Bureau  contract(s)   or
policy(s).

These reports provide an update on each portfolio's investment holdings and financial information as of December 31, 2005. However, they do not reflect product-specific charges. Also enclosed is performance information for the period ended January 31, 2006 and the quarter ending December 31, 2005 reflecting applicable product-specific charges.

As always, remember past performance cannot predict or guarantee future returns.

We hope you find the enclosed information helpful. If you have any questions concerning your contract(s) or policy(s), or would like information regarding the other investment options available under your contract(s) or policy(s), please do not hesitate to call your Farm Bureau representative.

We appreciate and value your business and look forward to serving you again in the future.


Farm Bureau Life Insurance Company








 LFB

<on Farm Bureau Financial Services letterhead>




 February 23, 2006




 Dear Farm Bureau Customer:

 As a valued Farm Bureau variable product owner, we are pleased to provide you with the annual reports for the investment options you have selected under your Farm Bureau contract(s) or policy(s).
 Our records indicate that you were invested in one or more of the EquiTrust Variable Insurance Series Fund subaccounts as of December 31, 2005. We are enclosing the complete annual report for the Fund.

 These reports provide an update on each portfolio's investment holdings and financial information as of December 31, 2005. However, they do not reflect product-specific charges. Also enclosed is performance information for the period ended January 31, 2006 and the quarter ending December 31, 2005 reflecting applicable product-specific charges.

 As   always,  remember  past  performance  cannot  predict  or
 guarantee future returns.

 We hope you find the enclosed information helpful. If you have any questions concerning your contract(s) or policy(s), or would like information regarding the other investment options available under your contract(s) or policy(s), please do not hesitate to call your Farm Bureau representative.

 We appreciate and value your business and look forward to serving you again in the future.


 Farm Bureau Life Insurance Company





 FBE

<on Farm Bureau Financial Services letterhead>




 February 23, 2006



 Dear Farm Bureau Customer:


 As a valued Farm Bureau variable product owner, we are pleased to provide you with a CD-ROM containing the annual reports for the investment options available under your Farm Bureau contract(s). These reports provide an update on each portfolio's investment holdings and financial information as of December 31, 2005. The performance information shown in the annual reports does not reflect product charges. Also included on the CD-ROM is performance information for the period ended January 31, 2006 and the quarter ending December 31, 2005 reflecting applicable product charges.

 As   always,  remember  past  performance  cannot  predict  or
 guarantee future returns.

 You may revoke your consent to receive prospectuses, annual and semi-annual reports by CD-ROM at any time and receive paper copies of these documents without charge or penalty by contacting us in writing at the address listed below or by calling us toll-free at 1-800-247-4170.

 We  hope  you find the enclosed information helpful.   If  you
 have  any  questions concerning your contract(s) or policy(s),
 please   do   not   hesitate  to   call   your   Farm   Bureau
 representative.

 We appreciate and value your business and look forward to serving you again in the future.


 Farm Bureau Life Insurance Company





 LFB-CD